EATON VANCE TAX-ADVANTAGED BOND STRATEGIES FUND Supplement to Statement of Additional Information dated March 27, 2009

1.	The following replaces the first sentence following “Statement of Intention.” under “Sales Charges”:
If it is anticipated that $100,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum.

2.	The following replaces the 11th paragraph under “Taxes”:
In the course of managing its investments, the Fund will realize short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by the Fund of such capital gains (after reduction by any capital loss carryforwards) or other taxable income will be taxable to shareholders of the Fund. Such amounts may be significant in relation to the tax-exempt income.

July 31, 2009